                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                         April 10, 2000 (March 31, 2000)

                                   ----------

                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

                                   ----------

        Maryland                      1-10360                     52-1622022
(State or other jurisdiction        (Commission               (I.R.S. Employer
   of incorporation)                File Number)             Identification No.)

                                   ----------

                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

Item 5. Other Events

      Attached as exhibits to this Current Report on Form 8-K are (1) a Debtors' Second Amended Joint Plan of Reorganization filed by the Company and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. with the United States Bankruptcy Court, District of Maryland, Greenbelt Division (the "Bankruptcy Court") on March 31, 2000; (2) a Debtors' Amended Joint Disclosure Statement [Proposed] filed by the Company and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. with the Bankruptcy Court on March 31, 2000; and (3) a press release issued by the Company on March 31, 2000 announcing the filing of the Debtors' Second Amended Joint Plan of Reorganization and the Debtor's Amended Joint Disclosure Statement [Proposed]. Each of the above referenced documents is hereby incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      The following exhibits are filed as a part of this Current Report on Form 8-K:

      (c) Exhibit

          2 Debtors' Second Amended Joint Plan of Reorganization filed by CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. on March 31, 2000.

          99.1 Debtor's Amended Joint Disclosure Statement [Proposed] filed by CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. on March 31, 2000.

          99.2    Press Release issued by CRIIMI MAE Inc. on March 31, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRIIMI MAE Inc.


Dated:  April 10, 2000                   /s/ William B. Dockser
                                      -----------------------------------------
                                       William B. Dockser, Chairman of the Board

                                  EXHIBIT INDEX

Exhibit
No.                           Description
--------------------------------------------------------------------------------

*2 Debtors' Second Amended Joint Plan of Reorganization filed by CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. on March 31, 2000.

*99.1 Debtors' Amended Joint Disclosure Statement [Proposed] filed by CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. on March 31, 2000.

*99.2      Press Release issued by CRIIMI MAE Inc. on March 31, 2000.

----------
*Filed herewith.